UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

NEXTPLAY TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION DATED MAY 31, 2022

1560 Sawgrass Corporate Parkway, Suite 130

Sunrise, Florida 33323

(954) 888-9779

June [__], 2022

Dear Stockholder:

The board of directors (“Board”) and officers of NextPlay Technologies, Inc., a Nevada corporation, join me in extending to you a cordial invitation to attend the Special Meeting of our stockholders (the “Meeting”) to be held on July 21, 2022 at 9:00 a.m. Eastern Time (subject to postponement(s) or adjournment(s) thereof). The Meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/nxtp (please note this link is case sensitive). For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 1 of our Proxy Statement.

In response to the COVID-19 pandemic and as part of our efforts to conserve environmental resources and prevent unnecessary corporate expense, we are using the “Notice and Access” method of providing proxy materials to you via the Internet pursuant to the regulations promulgated by the U.S. Securities and Exchange Commission. We believe that this process will provide you with a safe, convenient and efficient way to access your proxy materials and vote your shares, while also allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials for the Meeting by postal mail. On or about June [__], 2022, we are mailing to our stockholders a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and vote by mail or fax, or electronically via telephone or the Internet. The Notice will also contain instructions on how to receive a paper copy of your proxy materials.

Details of the business to be conducted at the Meeting are described in the Notice and in the accompanying Proxy Statement. Please give this information your careful attention.

Whether or not you attend the Meeting, it is important that your shares be represented and voted. You may submit your vote on the Internet or by fax, telephone or mail. Please refer to the Notice for instructions on submitting your vote. If you decide to attend the virtual Meeting, you will also be able to submit your votes, as well as any questions that you may have, during the Meeting through the designated website, even if you have previously submitted your proxy. Voting at the Meeting will supersede any votes previously cast.

Our Board has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each of such proposals.

We look forward to seeing you (virtually) on July 21, 2022. Your vote and participation in our governance is very important to us.

Sincerely,

John Todd Bonner
Chairman

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION DATED MAY 31, 2022

1560 Sawgrass Corporate Parkway, Suite 130

Sunrise, Florida 33323

(954) 888-9779

 NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 21, 2022

To the Stockholders of NextPlay Technologies, Inc.:

We are pleased to provide you notice of, and to invite you to attend, the Special Meeting of the stockholders (the “Meeting”) of NextPlay Technologies, Inc., a Nevada corporation (“NextPlay,” the “Company,” “we,” and “us”), which will be held on July 21, 2022 at 9:00 a.m. Eastern Time (subject to postponement(s) or adjournment(s) thereof). The Meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/nxtp (please note this link is case sensitive). See also “Instructions for the Virtual Meeting,” beginning on page 1 of our Proxy Statement for additional information regarding attending the virtual Meeting. The Meeting is being held for the following purposes:

1.  To consider and vote upon a proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), an amendment to the exercise price provisions of those warrants issued in connection with a registered direct offering of the Company’s securities pursuant to that Stock Purchase Agreement entered into by and among the Company and certain investors on November 1, 2021, and specifically to remove the $1.97 floor price (the “Floor Price”) of the warrants such that the exercise price of the warrants may be reduced below the Floor Price in the event that the Company issues or enters into any agreement to issue securities for consideration less than the then current exercise price of the warrants;

2. To consider and vote upon a proposal to authorize our board of directors (the “Board”), in its discretion, to adjourn the Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposal listed above at the time of the Meeting; and

3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The matters are more fully discussed in the attached Proxy Statement. Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the meeting may be postponed or adjourned. We do not expect to transact any other business at the Meeting.

Our Board recommends that you vote your shares “For” each of the foregoing proposals.

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the U.S. Securities and Exchange Commission. We believe this method expedites our stockholders’ safe receipt of proxy materials while the COVID-19 pandemic remains a concern, conserves natural resources and significantly reduces the costs of the Meeting. On or about June [__], 2022, we are mailing a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Meeting, which Notice contains instructions for accessing the attached Proxy Statement via the Internet, as well as voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement is available on the Internet at: https://www.nextplaytechnologies.com/investors/sec-filings.

Our Board has fixed the close of business on May 31, 2022 as the record date for determining those stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the Meeting. A complete list of our stockholders entitled to vote at the Meeting will be available for examination at our offices in Sunrise, Florida, during ordinary business hours for a period of 10 days prior to the Meeting.

We cordially invite you to virtually attend the virtual Meeting. Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Meeting virtually, you are urged to promptly complete, date, sign, and return the proxy card or submit your vote using another method included in the Notice you received in the mail. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares. Please review the instructions on each of your voting options described in the enclosed Proxy Statement as well as in the Notice you received in the mail. This will not limit your right to virtually attend or vote at the Meeting, but will help to secure a quorum and avoid added solicitation costs. You may revoke your proxy at any time before it has been voted at the Meeting.

Even if you plan to attend the virtual Meeting, we request that you submit a proxy by following the instructions provided in the Notice you received in the mail as soon as possible in order to ensure that your shares will be represented at the Meeting if you are unable to attend.

By Order of the Board of Directors

John Todd Bonner
Chairman

Sunrise, Florida

June [__], 2022

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS PROVIDED IN THE NOTICE.

i

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION DATED MAY 31, 2022

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of NextPlay Technologies, Inc. (“NextPlay,” “we,” “us,” “our” or the “Company”) for use in connection with the Company’s solicitation of proxies for use at our Special Meeting of our stockholders (the “Meeting”) to be held on July 21, 2022 at 9:00 a.m. Eastern Time, and at any postponement(s) or adjournment(s) thereof. The Meeting will be held virtually via live webcast at https://agm.issuerdirect.com/nxtp (please note this link is case sensitive). See also “Instructions for the Virtual Meeting,” beginning on page 1 of this Proxy Statement for additional information regarding attending the virtual Meeting.

We have elected to provide access to the proxy materials for the Meeting primarily over the Internet in accordance with the U.S. Securities and Exchange Commission’s (the “SEC”) “Notice and Access” rules. On or about June [__], 2022, we are mailing a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Meeting. The Notice contains instructions for accessing this Proxy Statement and Meeting voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials by postal mail.

The Proxy Statement will also be accessible online on or about June [__], 2022 at: https://www.nextplaytechnologies.com/investors/sec-filings/. You are invited to attend the Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information contained in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, ownership of our outstanding securities, and certain other required information.

Instructions For The Virtual Meeting

The Meeting will be a completely virtual meeting. There will be no physical meeting location. The Meeting will only be conducted via live webcast.

To participate in the virtual Meeting, visit https://agm.issuerdirect.com/nxtp (please note this link is case sensitive) and enter the control number on your proxy card, or on the instructions included in the Notice that you received in the mail.

You may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions pertinent to meeting matters will be answered during the Meeting, subject to time constraints. Questions which are not pertinent to Meeting matters will not be answered.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the SEC, we have elected to use the Internet as the primary means of furnishing proxy materials to our stockholders. Accordingly, we are mailing a Notice to each of our stockholders entitled to notice of and to vote at the Meeting. All stockholders will have the ability to access the proxy materials via the Internet at https://www.iproxydirect.com/nxtp or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the date of the Meeting. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage our stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our Meetings.

Record Date and Shares Entitled to Vote

Our Board has fixed the close of business on May 31, 2022, as the record date for determining the holders of shares of our common stock entitled to receive notice of and to vote at the Meeting and any adjournments or postponements thereof. Only holders of record of shares of our common stock at the close of business on that date will be entitled to vote at the Meeting and at any adjournment or postponement thereof. As of the record date, there were 117,436,081 shares of our common stock issued and outstanding and entitled to vote at the Meeting, which shares were held by approximately 510 holders of record.

Each share of common stock is entitled to one vote on each proposal presented at the Meeting and at any adjournment or postponement thereof, for 117,436,081 total voting shares.

In order for us to satisfy our quorum requirements, the holders of at least 33 1/3% of our total number of outstanding voting shares entitled to vote at the Meeting must be present. You will be deemed to be present if you attend the Meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the Meeting (and not revoked).

If your proxy is properly executed and received by us in time to be voted at the Meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “For” each of the proposals set forth in this Proxy Statement, or as otherwise determined by the proxies.

The only matters that we expect to be presented at our Meeting are set forth in this Proxy Statement. If any other matters properly come before the Meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Voting Process

If you are a stockholder of record, there are five ways to vote:

●	At the virtual Meeting. You may vote during the Meeting by following the instructions available on the Meeting website during the Meeting.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice you received.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the Notice you received.

●	By Fax. If you requested to receive printed proxy materials, you may vote by proxy by faxing your proxy to the number found on the proxy card.

●	By Mail. If you requested to receive printed proxy materials, you may vote by proxy by filling out the proxy card and returning it in the postage-paid envelope provided.

Revocability of Proxies

The presence of a stockholder at our Meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke their proxy at any time prior to its exercise by:

●	submitting a written revocation prior to the Meeting to the Corporate Secretary, NextPlay Technologies, Inc., 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323;

●	submitting another signed and later dated proxy card and returning it by mail or fax in time to be received before our Meeting or by submitting a later dated proxy by the Internet or telephone prior to the Meeting; or

●	attending the Meeting and voting by following the instructions available on the meeting website during the Meeting.

Attendance at the Meeting

Attendance at the Meeting is limited to holders of record of our common stock at the close of business on the record date, May 31, 2022, and our guests. You will be asked to provide your control number in order to be admitted into the Meeting. If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the Meeting, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 447-3740, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted. No recording of the Meeting will be permitted. At the Meeting, our stockholders will be afforded a reasonable opportunity to participate in the Meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

Conduct at the Meeting

The Chairman of the Meeting has broad responsibility and legal authority to conduct the Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the Meeting. Only stockholders or their valid proxy holders may address the Meeting. The Chairman may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of stockholders of the Company and the need to conclude the Meeting within a reasonable period of time, we cannot ensure you that every stockholder who wishes to speak on an item of business will be able to do so.

Quorum

Our Bylaws, as amended, provide that the presence of 33 1/3% of the outstanding shares of our capital stock entitled to vote at a meeting, represented in person (including virtually) or by proxy, constitutes a quorum at a meeting of our stockholders. If you vote at the Meeting or by proxy at our Meeting, your shares will be counted for purposes of determining whether there is a quorum at the Meeting. Shares of our capital stock present in person (including virtually) or by proxy at our Meeting that are entitled to vote will be counted for the purpose of determining whether there is a quorum for the transaction of business at the Meeting.

Voting Requirements for Each of the Proposals

Proposal		Vote Required	Broker Discretionary Voting Allowed*

1.

Approval, in accordance with Nasdaq Listing Rule 5635(d), of an amendment to the exercise price provisions of those warrants issued in connection with a registered direct offering of the Company’s securities pursuant to that Stock Purchase Agreement entered into by and among the Company and certain investors on November 1, 2021, and specifically to remove the $1.97 floor (the “Floor Price”) of the warrants such that the exercise price of the warrants may be reduced below the Floor Price in the event that the Company issues or enters into any agreement to issue securities for consideration less than the then current exercise price of the warrants (the “Warrant Amendment”).

		A majority of the votes cast on the proposal.	No
2.	Authorization of our Board, in its discretion, to adjourn the Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposal listed above at the time of the Meeting.	Majority of the shares of stock entitled to vote which are present, in person (including virtually) or by proxy, at the Meeting.	No

*	See also “Quorum; Broker Non-Votes and Abstentions,” below.

Broker Non-Votes and Abstentions

The presence at the Meeting of the holders of 33 1/3% of the outstanding shares of voting stock entitled to vote at the Meeting is necessary to constitute a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

Only “For” and “Against” votes are counted for purposes of determining the votes received in connection with Proposal 1. Broker non-votes and abstentions will not be counted as votes cast, and will have no effect on determining whether the affirmative vote constitutes a majority of the votes cast at the Meeting for Proposal 1. However, approval of this proposal requires the affirmative vote of a majority of the votes cast on such proposal, and therefore broker non-votes and abstentions could prevent the approval of this proposal because they do not count as affirmative votes.

Proposal 2 requires the affirmative (“For”) vote of a majority of the shares of stock entitled to vote which are present, in person (including virtually) or by proxy, at the Meeting. Broker non-votes will not have any effect on the outcome of Proposal 2. Abstentions will be treated as a vote “Against” Proposal 2.

The Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the proxy materials that you receive.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on any issues requiring approval of a majority of the votes cast (Proposal 1).

Dissenters’ Rights

Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

Board of Directors Voting Recommendations

Our Board recommends that you vote your shares:

●	“FOR” the approval, in accordance with Nasdaq Listing Rule 5635(d), of the Warrant Amendment (Proposal 1); and

●	“FOR” authorization of our Board, in its discretion, to adjourn the Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposal listed above at the time of the Meeting (Proposal 2).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mail, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the record date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation or our legal counsel will tabulate the votes and act as inspector of election at the Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Meeting will be available to view during the Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Meeting, during ordinary business hours, for a period of ten days prior to the Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions included on the Notice you received in the mail and the enclosed proxy card.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the record date, your shares were registered in your name with our transfer agent, then you are a stockholder of record and you may vote at the Meeting, by proxy or by any other means supported by us. If on the record date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Proxy Statement is required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or, other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 447-3740, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted and since you are not the stockholder of record, you may not vote your shares by following the instructions available on the Meeting website during the Meeting, unless you request and obtain a valid proxy from your broker or, other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this Proxy Statement and the accompanying notice of meeting of stockholders is being delivered to multiple stockholders sharing an address. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement or the accompanying notice of meeting of stockholders to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this Proxy Statement or the accompanying notice of meeting of stockholders, but in such event will still receive separate forms of the proxy for each stockholder account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Controller at our principal executive offices at 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323, or a stockholder may make a request by calling our Controller at (954) 888-9779.

If you receive more than one set of proxy materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under the section of this Proxy Statement entitled “Voting Process,” or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The final voting results will be tallied by the inspector of voting and published in our Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Meeting.

Company Mailing Address

The mailing address of our principal executive offices is 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323.

Other Matters

As of the date of this Proxy Statement, our Board is not aware of any business to be presented at the Meeting other than as set forth in the proxy materials that have been mailed to you. If any other matters should properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

FORWARD LOOKING STATEMENTS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by applicable laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein.  Neither our website nor its contents are a part of this Proxy Statement.

PROPOSAL 1

APPROVAL OF THE WARRANT AMENDMENT

Background

As previously disclosed in that Current Report on 8-K filed by the Company on November 3, 2021, on November 1, 2021 (the “Offering 8-K”), we entered into a Securities Purchase Agreement (the “SPA”) with certain institutional investors (the “Purchasers”), pursuant to which we agreed to issue and sell, in a registered direct offering (the “Offering”), an aggregate of 18,987,342 shares (the “Shares”) of our common stock, par value $0.00001 per share, together with warrants to purchase an aggregate of 14,240,508 shares of common stock (the “Warrants”), at a combined price of $1.58 per Share and accompanying three quarters of a Warrant.

Each whole Warrant sold in the Offering is exercisable for one share of our common stock at an initial exercise price of $1.97 per share (the “Initial Exercise Price”), the closing sales price of our common stock on October 29, 2021 (the last trading day prior to the date that the SPA was entered into). The Warrants may be exercised commencing six months after the issuance date (the “Initial Exercise Date”) and terminating on the fifth anniversary of the Initial Exercise Date. The Warrants are exercisable for cash; provided, however that they may be exercised on a cashless exercise basis if, at the time of exercise, there is no effective registration statement registering, or no current prospectus available for, the issuance or resale of the shares of common stock issuable upon exercise of the Warrants. The exercise of the Warrants will be subject to a beneficial ownership limitation, which will prohibit the exercise thereof, if upon such exercise the holder of the Warrants, its affiliates and any other persons or entities acting as a group together with the holder or any of the holder’s affiliates would hold 4.99% (or, upon election of a purchaser prior to the issuance of any shares, 9.99%) of the number of shares of the common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of the Warrant held by the applicable holder, provided that the holders may increase or decrease the beneficial ownership limitation (up to a maximum of 9.99%) upon 61 days advance notice to the Company, which 61 day period cannot be waived.

The Warrants also include certain anti-dilution rights, which provide that if at any time the Warrants are outstanding, we issue or enter into any agreement to issue, or are deemed to have issued or entered into an agreement to issue (which includes the issuance of securities convertible or exercisable for shares of common stock), securities for consideration less than the then current exercise price of the Warrants, the exercise price of such Warrants will be automatically reduced to the lowest price per share of consideration provided or deemed to have been provided for such securities; provided, however, that unless and until the Company has received stockholder approval to reduce the exercise price of the Warrants below the Floor Price, $1.97 per share, no such adjustment to the exercise price may be made.

Pursuant to the SPA, we agreed to use our best efforts to obtain stockholder approval within 90 days from November 1, 2021 (the date of the prospectus supplement) to remove the Floor Price of the Warrants (the “Warrant Amendment”). In the event that such stockholder approval was not obtained within 90 days of November 1, 2021, we agreed to hold a special meeting of our stockholders every three months thereafter, for so long as the Warrants remain outstanding, to obtain such stockholder approval of the Warrant Amendment.

In accordance with our obligations under the SPA, we held a special meeting of our stockholders on January 28, 2022 and an annual meeting of our stockholders on April 22, 2022, at which meetings we presented a proposal to approve the Warrant Amendment to our stockholders. However, our stockholders did not approve the Warrant Amendment at either of such meetings, and as a result, the original terms of the Warrant, including the Floor Price, remain in full force and effect.

The foregoing description of the SPA the Warrants is not complete and is qualified in its entirety by reference to the full text of the form of SPA and form of Common Stock Purchase Warrant, copies of which are attached as Exhibit 10.1 and Exhibit 4.1, respectively, to the Offering 8-K, which is incorporated by reference herein.

Effects of the Warrant Amendment

As discussed above, pursuant to the SPA, if at any time the Warrants are outstanding, we issue or enter into any agreement to issue, or are deemed to have issued or entered into an agreement to issue (which includes the issuance of securities convertible or exercisable for shares of common stock), securities for consideration less than the then current exercise price of the Warrants, the exercise price of such Warrants will be automatically reduced to the lowest price per share of consideration provided or deemed to have been provided for such securities, subject to the Floor Price limitation. If we amend the Warrants to remove the Floor Price, we will be required to reduce the exercise price of the Warrants in the event that we issue, or enter into an agreement to issue, securities at a price that is lower than $1.97 per share, subject to limited exceptions.

Reduction in the exercise price of the Warrants would reduce the proceeds that we would receive upon exercise of the Warrants by holders thereof. In addition, the reduction in exercise price could incentivize holders of the Warrant to exercise their Warrants when they may not otherwise do so, which could result in significant dilution in the percentage ownership interest of our existing common stockholders and in a significant dilution of voting rights and earnings per share. The sale or availability for sale of shares issuable upon exercise of the Warrants at a reduced price per share may depress the price of our common stock and could encourage short sales by third parties, which could further depress the price of our common stock. It could also make it more difficult for us to raise additional working capital at terms favorable to the Company and or its stockholders, which could negatively impact our business.

To the extent that the holders the Warrants sell shares of our common stock issued upon exercise of the Warrants, the market price of such shares may decrease due to the additional selling pressure in the market. In addition, the risk of dilution from issuances of such shares may cause stockholders to sell their shares of our common stock, which could further contribute to any decline in the price of our common stock. Any downward pressure on the price of our common stock caused by the sale or potential sale of such shares could encourage short sales by third parties. In a short sale, a prospective seller borrows shares from a stockholder or broker and sells the borrowed shares. The prospective seller hopes that the share price will decline, at which time the seller can purchase shares at a lower price for delivery back to the lender. The seller profits when the share price declines because it is purchasing shares at a price lower than the sale price of the borrowed shares. Such sales could place downward pressure on the price of our common stock by increasing the number of shares of our common stock being sold, which could further contribute to any decline in the market price of our common stock.

Reasons for Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(d), which requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

As noted above, we issued an aggregate of 18,987,342 Shares, together with Warrants to purchase an aggregate of 14,240,508 shares of common stock, at a combined offering price of $1.58 per Share and accompanying three quarters of a Warrant. For purposes of Nasdaq Listing Rule 5635(d), the number of shares issued below fair market value of our common stock in the Offering amounted to 18,987,342 shares, the number of Shares issued in the Offering, which equaled approximately 19.94% of our issued and outstanding shares of common stock. Because the Initial Exercise Price of the Warrants, as well as the Floor Price of the Warrants, was equal to fair market value of our common stock ($1.97 per share), the Warrants were not deemed to be issued at a price less than the fair market value of our common stock as of the date of the SPA. As a result, we were not required to obtain stockholder approval in order to consummate the Offering.

Because removal of the Floor Price could result in the exercise price of the Warrants falling below the market price of our common stock, as set forth in the SPA, which would result in our issuance of more than 20% of our issued and outstanding securities as of the date of the Offering at a price below market value, we must obtain stockholder approval of such amendment in order to comply with Nasdaq Listing Rule 5635(d).

As noted above, pursuant to the SPA, we agreed to use our best efforts to obtain stockholder approval within 90 days from November 1, 2021 to remove the Floor Price of the Warrants. The Warrant Amendment was not approved by our stockholders at the special meeting held on January 28, 2022 or the annual meeting held on April 22, 2022. Thus, in order to ensure that we comply with applicable Nasdaq rules and our obligations under the SPA, we are again asking for stockholder approval of the Warrant Amendment.

In the event that we do not obtain the necessary stockholder approval of the Warrant Amendment at the Meeting, we will be obligated to hold another meeting of our stockholders within three months of the Meeting, and every three months thereafter, for so long as the Warrants remain outstanding, to obtain such stockholder approval.

Vote Required and Recommendation by the Board

Approval of the Warrant Amendment requires the affirmative (“For”) vote of a majority of the votes cast on the proposal (more “For” votes than “Against” votes), provided that a quorum exists at the Meeting. Broker non-votes and abstentions will not be counted as votes cast, and will have no effect on determining whether the affirmative votes constitute a majority of the votes cast at the Meeting. Properly executed proxies will be voted at the Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” approving the Warrant Amendment.

OUR BOARD RECOMMENDS A VOTE “FOR”

APPROVING THE WARRANT AMENDMENT UNDER PROPOSAL ONE

PROPOSAL 2

ADJOURNMENT OF THE MEETING

General

Our stockholders may be asked to consider and act upon one or more adjournments of the Meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal 1 set forth in this Proxy Statement.

If a quorum is not present at the Meeting, our stockholders may be asked to vote on the proposal to adjourn the Meeting to solicit additional proxies. If a quorum is present at the Meeting, but there are not sufficient votes at the time of the Meeting to approve Proposal 1, our stockholders may also be asked to vote on the proposal to approve the adjournment of the Meeting to permit further solicitation of proxies in favor of Proposal 1.

If the adjournment proposal is submitted for a vote at the Meeting, and if our stockholders vote to approve the adjournment proposal, the Meeting may be adjourned to enable the Board to solicit additional proxies in favor of Proposal 1. If the adjournment proposal is approved, and the Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of Proposal 1 to be presented at the Meeting, including the solicitation of proxies from stockholders that have previously voted against Proposal 1.

Our Board believes that, if the number of shares of our common stock voting in favor of Proposal 1 at the Meeting is insufficient to approve the proposal, it is in the best interests of our stockholders to enable the Board, if it so chooses and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Meeting is adjourned, the time and place of the adjourned Meeting will be announced at the time the adjournment is taken. Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Meeting, as adjourned or postponed.

Vote Required

Authority to adjourn the Meeting pursuant to this Proposal 2, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board, requires the affirmative (“For”) vote of a majority of the shares of common stock entitled to vote which are present, in person or by proxy, at the Meeting. Broker non-votes will not have any effect on the outcome of this Proposal 2. Abstentions will be treated as a vote “Against” this Proposal 2.

OUR BOARD RECOMMENDS A VOTE “FOR”

THE ADJOURNMENT OF THE MEETING,

IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the record date, May 31, 2022, will be entitled to one vote per share on all matters properly presented at the Meeting and at any adjournment or postponement thereof. As of the record date, there were 117,436,081 shares of common stock outstanding and entitled to vote at the Meeting and at any adjournment or postponement thereof, held by approximately 510 holders of record. Each share of common stock is entitled to one vote on each proposal presented at the Meeting, for 117,436,081 total voting shares.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the record date, May 31, 2022, the number and percentage of outstanding shares of our common stock beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) our named executive officers; and (d) all current directors, our director nominees and executive officers, as a group. As of the record date, there were 117,436,081 shares of common stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of May 31, 2022. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)		Percent of Common Stock Outstanding (2)
Executive Officers and Directors
William Kerby, Co-Chief Executive Officer & Director	651,173	(3)	*
Nithinan Boonyawattanapisut, Co-Chief Executive Officer & Director	19,928,658	(4)	17.0%
Sirapop “Kent” Taepakdee, Chief Financial Officer	27,500		*
Tim Sikora, Chief Information Officer	31,000	(5)	*
Andrew Greaves, Chief Operating Officer	100,000		*
Mark Vange, Chief Technology Officer	3,916,667	(6)	3.3%
Donald P. Monaco, Director	1,953,512	(7)	1.7%
John Todd Bonner, Chairman of the Board	19,928,658	(4)	17.0%
Athid Nanthawaroon, Director	147,065		*
Carmen Diges, Director	58,831		*
Komson Kaewkham, Director	53,910		*
Yoshihiro Obata, Director	808,831	(8)	*
Farooq Moosa, Director	25,338		*
Edward Terrance Gardner, Jr., Director	657,203		*
All Executive Officers and Directors as a Group (14 persons)	28,359,688	(9)	24.2%

5% Stockholders
Red Anchor Trading Corp. Limited (10)	15,000,269		12.8%

*	Less than 1%.

(1)	Includes warrants and convertible securities exercisable or convertible for common stock within 60 days of May 31, 2022.

(2)	Based on 117,436,081 shares of common stock outstanding as of May 31, 2022.

(3)	William Kerby holds 555,873 shares of common stock and warrants to purchase 15,300 shares of common stock of the Company individually. Mr. Kerby is deemed to own 80,000 shares held by In-Room Retail Systems, LLC, which entity he owns.

(4)	Nithinan Boonyawattanapisut and John Todd Bonner are married. Accordingly, they beneficially own the same securities of the Company. Ms. Boonyawattanapisut’s and Mr. Bonner’s holdings consist of the following: (i) 2,300,204 shares of common stock held directly by Ms. Boonyawattanapisut; (ii) 27,500 shares of common stock held directly by Mr. Bonner; (iii) 13,666,936 shares of common stock held by Red Anchor Trading Corporation (“Red Anchor”), 10.91% of which is owned by Ms. Boonyawattanapisut and 19.77% of which is owned by Mr. Bonner; (iv) 1,333,333 shares of common stock NextPlay Holdings LLC, 73.3% of which is owned by Red Anchor; (v) 1,558,046 shares of common stock held by Cern One Limited, 100% of which is owned by Ms. Boonyawattanapisut, and (vi) 1,042,639 shares of common stock held by Found Side Ltd., 50% of which is owned by Ms. Boonyawattanapisut and 48% of which is owned by Mr. John Todd Bonner.

(5)	Tim Sikora holds 28,000 shares of common stock individually, and is deemed to own 3,000 shares of common stock held by Beachfront Travel Consulting, LLC, a company that is 50% owned by Mr. Sikora’s spouse. Mr. Sikora disclaims beneficial ownership of those shares held by Beachfront.

(6)	Mark Vange beneficially owns (i) 1,666,667 shares of common stock owned by Fighter Base Publishing, Inc (“Fighter Base”), and (ii) 1,250,000 shares owned by Token IQ, Inc. (“Token IQ”). Mr. Vange is the Chief Executive Officer and a majority stockholder of both Fighter Base and Token IQ, and disclaims beneficial ownership of all shares owned by Fighter Base and Token IQ, except to the extent of his pecuniary interest therein. Mr. Vange also individually owns 1,000,000 shares of common stock of the Company.

(7)	Donald P. Monaco beneficially owns (i) 859,224 shares of common stock owned by the Donald P. Monaco Insurance Trust (the “Trust”), and (ii) 822,302 shares are beneficially owned by Monaco Investment Partners II, LP (“MI Partners”). Mr. Monaco also individually owns 271,986 shares of common stock of the Company. Mr. Monaco is the managing general partner of MI Partners and trustee of the Trust. Mr. Monaco disclaims beneficial ownership of all shares held by the Trust and MI Partners in excess of his pecuniary interest, if any.

(8)	Yoshihiro Obata’s holdings consist of 808,831 shares of common stock held by Global Networking, LLC, an entity owned and controlled by Mr. Obata.

(9)	Because Ms. Boonyawattanapisut and Mr. Bonner beneficially own the same securities due to the fact that they are married, such securities have only been included once for purposes of calculating the number of shares of common stock held by all executive officers and directors as a group.

(10)	Address: Morgan & Morgan Building, Pasea Estate, PO Box 958, Road Town, Tortola, BVI. The shares are also beneficially owned by Ms. Boonyawattanapisut’s and Mr. Bonner, as discussed in footnote 4, above. Based on information reported on Schedule 13D/A filed by Red Anchor (and others) with the SEC on March 28, 2022, which has not been independently verified.

Changes in Control

The Company is not currently aware of any arrangements which may at a subsequent date result in a change of control of the Company.

As previously disclosed by the Company in that Current Report on 8-K filed by the Company on July 23, 2020, the Company entered into (a) a Share Exchange Agreement (as amended and restated to date, the “HotPlay Exchange Agreement” and the transactions contemplated therein, the “HotPlay Share Exchange”) with HotPlay Enterprise Limited (“HotPlay”) and the stockholders of HotPlay (the “HotPlay Stockholders”); and (b) a Share Exchange Agreement (as amended to date, “Axion Exchange Agreement”) with certain stockholders holding shares of Axion Ventures, Inc. (“Axion” and the “Axion Stockholders”) and certain debt holders holding debt of Axion (the “Axion Creditors”) (the “Axion Share Exchange,” and collectively with the HotPlay Exchange Agreement, the “Exchange Agreements,” and the transactions contemplated therein, the “Share Exchanges”), each dated as of July 21, 2020. The Share Exchanges closed on June 30, 2021 (the “Closing”). In connection with the Closing, the Company acquired 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the Company).

In connection with the Share Exchanges, upon the closing of the HotPlay Share Exchange, the former HotPlay Stockholders were issued 52,000,000 shares of the Company’s common stock in exchange for 100% of the outstanding shares of HotPlay, and the outstanding shares of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock automatically converted into an aggregate of 11,246,200 shares of our common stock (the “Preferred Conversion”). As a result of the Closing, a change of control of the Company occurred, with the former stockholders of HotPlay obtaining control over the Company. The former stockholders of HotPlay and the former holders of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock held 72.6% of the Company’s 87,100,403 issued and outstanding shares of common stock immediately following the Closing. Specifically, in connection with the Closing, and the issuance of shares of common stock of the Company in connection therewith and the Preferred Conversion, effective June 30, 2021, Ms. Nithinan Boonyawattanapisut and Mr. J. Todd Bonner, husband and wife, became the largest stockholders of the Company, beneficially owning 31,117,544 shares of common stock, or 35.7% of the Company’s then outstanding common stock (through Ms. Boonyawattanapisut’s control of Red Anchor Trading Corporation, which held 27,213,606 of such shares of record and Cern One Limited, which held 3,562,208 shares of common stock, and an additional 314,230 shares of common stock held by Ms. Boonyawattanapisut directly and 27,500 shares held by Mr. Bonner, directly). Separately, as of Closing, Jwanwat Ahriyavraromp and Pornsinee Chalermrattawongz, each beneficially owned the 21,966,667 shares of common stock held by Tree Roots Entertainment Group, Ltd. and the 3,533,333 shares of common stock held by Dee Supreme Company Limited, issued in connection with the Closing, due to their status as directors of such entities, which in aggregate totaled 29.3% of the Company’s outstanding shares of common stock immediately following the Closing.

Pursuant to the terms of the HotPlay Share Exchange, the former HotPlay stockholders, had certain appointment rights as to officers of the Company and directors of the Company, which were exercised at Closing.

In addition, in connection with the above transactions, on or around February 22, 2021, each of the HotPlay stockholders, and Ms. Nithinan Boonyawattanapisut, Mr. J. Todd Bonner, Mr. Athid Nanthawaroon and Mr. Komson Kaewkham, each nominees for appointment to the Board at the closing, entered into a Voting Agreement with Mr. William Kerby, the Company’s Chief Executive Officer (now Co-Chief Executive Officer), and Mr. Donald P. Monaco, the Chairman of the Board (now a Director). Pursuant to the Voting Agreement, each of the HotPlay stockholders agreed to vote all voting shares of the Company which they hold and may hold in the future (during the term of the agreement) to elect Mr. Kerby and Mr. Monaco to the Board, and each of the HotPlay nominees agreed to continue to nominate each of Mr. Kerby and Mr. Monaco to the Board. The agreement continues in effect until the earlier of February 26, 2026, the date of both Mr. Kerby’s and Mr. Monaco’s death, or the date that both Mr. Kerby and Mr. Monaco have provided notice of termination to such HotPlay Stockholders.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Thayer O’Neal Company, LLC

Prior to its de-registration with the PCAOB, Thayer served as our independent registered accounting firm from May 16, 2019 to September 30, 2020, and audited our financial statements for the years ended February 29, 2020 and February 28, 2019. On September 30, 2020, in connection with its de-registration, the Company dismissed Thayer as the independent registered public accounting firm of the Company. The Company’s Board of Directors approved the dismissal of Thayer.

The reports of Thayer regarding the Company’s financial statements for the fiscal years ended February 29, 2020 and February 28, 2019 did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except each report did contain an explanatory paragraph related to the Company’s ability to continue as a going concern. During the Company’s fiscal years ended February 29, 2020 and February 28, 2019, and through September 30, 2020, there were (i) no disagreements with Thayer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Thayer would have caused Thayer to make reference to the subject matter of the disagreements in connection with its report, and (ii) with the exception of material weaknesses related to the reconciliation of various accounts, lack of precision and accuracy to properly reflect in the financial statements, there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On September 30, 2020, the Company engaged TPS as the Company’s new independent registered public accounting firm. The appointment of TPS was approved by the Company’s Board.

The Company disclosed the change in auditors in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 5, 2020.

M&K CPAS, PLLC

Prior to the appointment of Thayer, M&K served as our independent registered accounting firm from October 11, 2018 to May 16, 2019. On May 16, 2019, M&K resigned as the independent registered public accounting firm of the Company.

M&K reviewed the Company’s Quarterly Reports on Form 10-Q for the quarters ended August 31, 2018 and November 30, 2018. M&K did not provide any audit reports to the Company, and as such, there were no adverse opinions or disclaimers of opinion and no qualifications or modifications as to uncertainty, audit scope or accounting principles.

During the period from October 11, 2018, and through May 16, 2019, there were (i) no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K would have caused M&K to make reference to the subject matter of the disagreements in connection with its report, and (ii) there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K, except as disclosed below. The Company had one disagreement with M&K. M&K believed the complexities related to a series of transactions warranted formal consultation with the Securities and Exchange Commission’s Office of the Chief Accountant (“SEC-OCA”). The Company believed that the transactions did not warrant formal consultation with the SEC-OCA and that it did not have sufficient time to request such formal guidance (with the due date of its Annual Report on Form 10-K approaching). Because the Company did not believe requesting guidance from the SEC-OCA was warranted and because it did not want to spend the time and resources to request guidance from the SEC-OCA, M&K resigned.

On May 16, 2019, the Company engaged Thayer as the Company’s new independent registered public accounting firm. The appointment of Thayer was approved by the Company’s Board.

The Company disclosed the change in auditors in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2019.

OTHER MATTERS

Stockholder Proposals for 2023 Annual Meeting of Stockholders

Proposals of holders of our voting securities intended to be presented at our 2023 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323, not earlier than the close of business on December 23, 2022, and not later than the close of business on January 22, 2023, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2023 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after April 22, 2023. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2023 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the fiscal 2023 annual meeting or, if the first public announcement of the date of the fiscal 2023 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting.

Stockholder proposals must be in writing and must include (i) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder; (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at the Meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (iii) a brief description of the business desired to be brought before the Meeting and the reasons for conducting such business at the Meeting; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. The Board reserves the right to refuse to submit any proposal to stockholders at the Meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in our bylaws.

Additionally, the Nominating Committee will consider director candidates recommended by stockholders, provided stockholders include (i) as to each person whom the stockholder proposes for the Nominating Committee to consider for nomination for election as a director (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class or series and number of shares of capital stock of us which are owned beneficially or of record by the person and (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (a) the name and record address of such stockholder, (b) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (c) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (d) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (e) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director, if elected. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Nominating Committee through other means.

Additional Filings

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and proxy and information statements and amendments to reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Exchange Act. The SEC maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding us and other companies that file materials with the SEC electronically. Additional information about us is available on our website at www.nextplaytechnologies.com. Information on our website does not constitute part of this proxy statement.

We will provide, without charge, to each person to whom a Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to us, Attn: Corporate Secretary, NextPlay Technologies, Inc., 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323.

Other Matters to be Presented at the Meeting

As of the date of this Proxy Statement, our management has no knowledge of any business to be presented for consideration at the Meeting other than that described above. If any other business should properly come before the Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

Our Board does not intend to bring any other matters before the Meeting and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than as a result of his or her role as an officer or director of us, or as a stockholder of us.

(b)	No director of us has informed us that he or she intends to oppose the action taken by us set forth in this Proxy Statement.

Incorporation of Information by Reference

The SEC allows us to “incorporate by reference” certain information that we file with the SEC, which means that we can disclose important information by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement. We incorporate herein the following information contained in or attached to our Annual Report on Form 10-K for the fiscal year ended February 28, 2021, which we filed with the SEC on June 8, 2021: (i) Item 7 entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and (ii) Item 8 entitled “Financial Statements and Supplementary Data.”

We will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this Proxy Statement.

Company Contact Information

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

NextPlay Technologies, Inc.

1560 Sawgrass Corporate Parkway, Suite 130

Sunrise, Florida 33323

By Order of the Board of Directors,

John Todd Bonner, Chairman

NEXTPLAY TECHNOLOGIES, INC.

SPECIAL MEETING OF STOCKHOLDERS – JULY 21, 2022 AT 9:00 AM EASTERN STANDARD TIME

CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of NextPlay Technologies, Inc. (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement of the Company, each dated on or around June [_____], 2022, and hereby appoints John Todd Bonner and Sirapop "Kent" Taepakdee (the "Proxies"), or any one of them, with full power of substitution and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Special Meeting of stockholders of the Company, to be held on July 21, 2022, at 9:00 am Eastern Standard Time (subject to postponement(s) or adjournment(s) thereof), virtually via live audio webcast at https://agm.issuerdirect.com/nxtp (please note this link is case sensitive), and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth in the proxy statement, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
	INTERNET:	https://www.iproxydirect.com/NXTP
	PHONE:	1-866-752-VOTE(8683)

→ Please ensure you fold then detach and retain this portion of this Proxy ←

SPECIAL MEETING OF THE STOCKHOLDERS OF NEXTPLAY TECHNOLOGIES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

CONTROL ID:

REQUEST ID:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted "For" each of Proposal Nos. 1 and 2.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ______________________, 2022

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature if held jointly)